UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2023

M&T BANK CORPORATION

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction

of incorporation)

1-9861	16-0968385
(Commission File Number)	(I.R.S. Employer Identification No.)

One M&T Plaza, Buffalo, New York	14203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 635-4000

(NOT APPLICABLE)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock, $.50 par value	MTB	New York Stock Exchange
Perpetual Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series H	MTBPrH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On September 22, 2023, M&T Bank Corporation (the “Company”) commenced its Medium-Term Note Program, under which the Company may issue, from time to time, Senior Medium-Term Notes, Series A (the “Series A Notes”), and Subordinated Medium-Term Notes, Series B (the “Series B Notes,” and together with the Series A Notes, the “Notes”). The Series A Notes will be issued pursuant to an Indenture, dated May 24, 2007, (the “Original Indenture”) as supplemented by the Third Supplemental Indenture, dated August 16, 2022 (the “Third Supplemental Indenture”, and together with the Original Indenture, the “Senior Indenture”), between the Company and The Bank of New York (now known as The Bank of New York Mellon), as Senior Note Trustee, and the Officers’ Certificate dated September 22, 2023, pursuant to Sections 2.01, 3.01, and 3.03 of the Senior Indenture.

The Series B Notes will be issued pursuant to the Indenture, dated September 22, 2023, (the “Subordinated Indenture”) between the Company and The Bank of New York Mellon, as the Subordinated Note Trustee, and the Officers’ Certificate dated September 22, 2023, pursuant to Sections 2.01, 3.01, and 3.03 of the Subordinated Indenture. The Notes have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3, File No. 333-274646, filed on September 22, 2023.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

1.1	Distribution Agreement, dated September 22, 2023, between M&T Bank Corporation, RBC Capital Markets, LLC, and each of the other Agents listed on Schedule I thereto, relating to the Senior Medium-Term Notes, Series A and Subordinated Medium-Term Notes, Series B.

4.1	Officers’ Certificate of M&T Bank Corporation, dated September 22, 2023, relating to the Senior Medium-Term Notes, Series A.

4.2	Officers’ Certificate of M&T Bank Corporation, dated September 22, 2023, relating to the Senior Medium-Term Notes, Series B.

4.3	Specimen of Notes: (a) Form of Master Global Note for the Senior Series A Notes (b) Form of Master Global Note for the Subordinated Senior B Notes

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T Bank Corporation
Date: September 22, 2023

	By:	/s/ Daryl N. Bible
	Name:	Daryl N. Bible
	Title:	Senior Executive Vice President and Chief Financial Officer